Exhibit 10.2

ANALEX CORPORATION

AMENDED AND RESTATED

STOCKHOLDERS’ VOTING AGREEMENT

This AMENDED AND RESTATED STOCKHOLDERS’ VOTING AGREEMENT (this “Agreement”), dated as of                      , 2004, is among (a) ANALEX CORPORATION, a Delaware corporation (the “Company”), (b) the shareholders of the Company listed on the signature pages hereto under the heading “Principal Shareholders” (each a “Principal Shareholder” and, collectively, the “Principal Shareholders”), (c) PEQUOT PRIVATE EQUITY FUND III, L.P., PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P. and the other investors listed on the signature pages hereto under the heading “Investor Shareholders” (each an “Investor Shareholder” and, collectively, the “Investor Shareholders”) and (d) each other Person who becomes a party to this Agreement, subject to the conditions set forth herein, by executing an Instrument of Accession (“Instrument of Accession”) in the form of Schedule I hereto.

WHEREAS, simultaneously with, and as a condition to, the closing of the transactions contemplated by the Series B Purchase Agreement, the Company, the Investor Shareholders and the Principal Shareholders are entering into this Agreement in order to amend and restate the Stockholders Voting Agreement and to set forth their relative rights with regard to the election of the Board;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and the Series B Purchase Agreement, and intending to be legally bound, the parties hereto agree that the Stockholders Voting Agreement is hereby deleted in its entirety and is restated as follows:

Section 1. DEFINITIONS. For all purposes of this Agreement, including the Recitals, except as otherwise defined herein, the following terms shall have the meanings set forth below:

Board. Board shall mean the board of directors of the Company.

Common Stock. Common Stock shall mean (a) the Company’s Common Stock, $.02 par value per share and (b) any shares of any other class of capital stock of the Company hereafter issued which are (i) not preferred as to dividends or assets over any class of stock of the Company, (ii) not subject to redemption pursuant to the terms thereof or (iii) issued to the holders of shares of Common Stock upon any reclassification thereof.

Event of Default. Event of Default shall mean the occurrence and continuance of an Event of Default as such term is defined in Section 6.1 of the Series A Purchase Agreement, or an Event of Default as such term is defined in Section 6.1 of the Series B Purchase Agreement, or both.

Forced Conversion. Forced Conversion shall mean the conversion of the Series A Preferred Stock pursuant to Section 5(b)(i) or (ii) of the Series A Certificate of Designation.

Independent Directors. Independent Directors shall mean those members of the Board who satisfy the requirements set forth in Section 803 of the American Stock Exchange Company Guide.

Instrument of Accession. Instrument of Accession shall have the meaning ascribed to it in the preamble to this Agreement.

Investor Notes. Investor Notes shall mean (i) the Series A Notes and (ii) the secured senior subordinated convertible notes of the Company issued from time to time to the Investor Shareholders pursuant to the Series B Purchase Agreement and any notes issued upon transfer, exchange or replacement thereof.

Investor Securities. Investor Securities shall mean (a) the Investor Warrants, (b) the Investor Notes, (c) the Investor Shares, (d) all other debt of or equity interests in the Company owned from time to time by any Investor Shareholder, (e) all shares of the Company’s capital stock issued or issuable upon conversion or exercise of any security described in (a), (b), (c) or (d) and (f) all shares of the Company’s capital stock issued with respect to any such securities by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company’s capital stock. Investor Securities will continue to be Investor Securities in the hands of any holder including, without limitation, a Principal Shareholder and each transferee thereof will succeed to the rights and obligations of a holder of Investor Securities hereunder; provided that shares of Investor Securities will cease to be Investor Securities when transferred (i) to the Company or (ii) pursuant to a Public Sale.

Investor Shares. Investor Shares shall mean all shares of Series A Preferred Stock and Series B Preferred Stock issued to the Investor Shareholders and issued or issuable on conversion of the Investor Notes.

Investor Shareholders. Investor Shareholders shall mean Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Partners III, L.P. and each other investor listed on the signature pages hereto under the heading “Investor Shareholders”, for so long as such Persons hold Investor Securities and any other Person to whom Investor Securities are transferred for so long as such Person holds any Investor Securities; provided, however, that any such transferee shall be an Investor Shareholder only in connection with the Investor Securities held by such Person.

Investor Warrants. Investor Warrants shall mean the warrants of the Company for the purchase of shares of Common Stock issued to Pequot pursuant to the Series A Purchase Agreement and to the Investor Shareholders pursuant to the Series B Purchase Agreement and any warrants issued upon transfer, exchange or replacement thereof.

Other Securities. Other Securities shall mean (a) all of the shares of the Company’s capital stock purchased by or issued from time to time to any of the Principal Shareholders other than the Investor Securities, (b) all shares of the Company’s capital stock issued or issuable upon conversion of such shares and (c) all shares of the Company’s capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company’s capital stock. Other Securities will continue to be Other Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Other Securities hereunder; provided that shares of Other Securities will cease to be Other Securities when transferred (i) to the Company, (ii) to any Investor Shareholders or (iii) pursuant to a Public Sale.

Pequot. Pequot shall mean Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Partners III, L.P. and their respective transferees and assigns.

Pequot Majority in Interest. Pequot Majority in Interest shall mean the Investor Shareholders holding at least a majority of the shares of Common Stock issued or issuable, directly or indirectly, upon the conversion or exercise of the Investor Securities purchased by Pequot.

Person. Person shall mean an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

Principal Shareholder Majority in Interest. Principal Shareholder Majority in Interest shall mean the Principal Shareholders holding at least a majority of shares of the then outstanding Common Stock then held by all of the Principal Shareholders.

Public Offering. Public Offering shall mean a public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock.

Public Sale. Public Sale shall mean any sale of Common Stock to the public pursuant to a Public Offering or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.

Securities. Securities shall mean the Investor Securities and the Other Securities.

Securities Act. Securities Act shall mean the Securities Act of 1933, as amended.

Series A Certificate of Designation. Certificate of Designation means the Certificate of Designations, Powers, Preferences and Rights of the Series A Convertible Preferred Stock of the Company, dated December 9, 2003, as amended.

Series A Closing. Series A Closing shall mean the closing of the purchase and sale of Series A Preferred Stock (December 9, 2003) as contemplated by the Series A Purchase Agreement.

Series A Notes. Series A Notes shall mean the secured subordinated convertible notes of the Company issued to Pequot pursuant to the Series A Purchase Agreement.

Series A Preferred Stock. Series A Preferred Stock shall mean the Series A Convertible Preferred Stock, $.02 par value per share, of the Company.

Series A Purchase Agreement. Series A Purchase Agreement shall mean the Subordinated Note and Series A Preferred Stock Purchase Agreement, dated July 18, 2003, among the Company, Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Partners III, L.P.

Series B Certificate of Designation. Certificate of Designation means the Certificate of Designations, Powers, Preferences and Rights of the Series B Convertible Preferred Stock of the Company, dated May 27, 2004.

Series B Majority in Interest. Series B Majority in Interest shall mean the Investor Shareholders holding at least a majority of the shares of Common Stock issued or issuable, directly or indirectly, upon the conversion or exercise of the Investor Securities purchased by such Investor Shareholders pursuant to the Series B Purchase Agreement.

Series B Preferred Stock. Series B Preferred Stock shall mean the Series B Convertible Preferred Stock, $.02 par value per share, of the Company.

Series B Purchase Agreement. Series B Purchase Agreement shall mean that certain Purchase Agreement, dated May 28, 2004, among the Company and the Investor Shareholders.

Shareholder(s). Shareholder shall mean each party hereto other than the Company and Shareholders shall mean, collectively, the parties hereto other than the Company.

Stockholders Voting Agreement. Stockholders Voting Agreement shall mean that certain Stockholders’ Voting Agreement, dated as of July 18, 2003, by and among the Company and the shareholders listed therein.

Transfer. Transfer shall mean and include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Securities.

SECTION 2. BOARD.

2.1. Board; Voting Agreements. (a) Subject to paragraphs (b), (c) and (d) below, in any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Shareholder shall vote, or cause to be voted, or cause such Shareholder’s designees as directors to vote, all Securities owned by such Shareholder or over which such Shareholder has voting control and are capable of being voted so as to fix the number of directors of the Company at nine (9), unless and until additional members are designated by the Investor Shareholders in accordance with paragraphs (b) and (c) below, at which time the number of directors of the Company shall be fixed at the minimum number as may be necessary to permit the Investor Shareholders to designate a majority of such number, and to nominate and elect such directors of the Company as follows:

(i) Sterling E. Phillips, Jr., for so long as he remains an employee of the Company and thereafter, the Person serving as the Chief Executive Officer of the Company, and if no Person is serving as the Chief Executive Officer, then the Person serving as the President of the Company;

(ii) Two directors designated by a Pequot Majority in Interest, for so long as either (A) (x) any of the Investor Notes originally purchased by Pequot, (y) shares representing 50% or more of the shares of Series A Preferred Stock originally issued at the Series A Closing or (z) shares representing 50% or more of the shares of Series A Preferred Stock issued pursuant to the Series A Purchase Agreement and the Series B Preferred Stock issued to Pequot pursuant to the Series B Purchase Agreement, are outstanding or (B) if there has been a Forced Conversion of the Series A Preferred Stock and none of the Series A Notes remains outstanding, for the remainder of the original 4-year term of the Series A Notes so long as Pequot owns at least 20% of the issued and outstanding shares of Common Stock, who shall initially be Gerald A. Poch and Martin Hale, respectively; provided, however, that (1) if the Series A Notes are no longer outstanding and less than 50% but more than 25% of the shares of the (i) Series A Preferred Stock originally issued at the Series A Closing or (ii) Series A Preferred Stock issued to Pequot pursuant to the Series A Purchase Agreement and Series B Preferred Stock issued to Pequot pursuant to the Series B Purchase Agreement, are outstanding or (2) if there has been a Forced Conversion and none of the Series A Notes remain outstanding and Pequot owns less than 20% but more than 5% of the issued and outstanding Common Stock and the events in paragraphs (b) and (c) below shall have not occurred, then the Pequot Majority in Interest will only be entitled to designate one director; provided, further that each director designated by a Pequot Majority in Interest shall be entitled to serve as director for the remainder of such director’s elected term;

(iii) one non-employee director designated by the Chief Executive Officer of the Company (or if there is no Chief Executive Officer, by the

President of the Company) and reasonably acceptable to the Investor Shareholders, who shall initially be Peter C. Belford; and

(iv) five (5) Independent Directors nominated by the nominating committee of the Board, which shall be comprised solely of the Independent Directors then serving on the Board.

If, at any time, Pequot is entitled to designate only one of the directors described in Section 2.1(a)(ii), then the director that Pequot is no longer entitled to designate pursuant to Section 2.1(a)(ii) shall be designated by the nominating committee of the Board.

(b) If the Company fails at any time, to redeem the Series A Preferred Stock as required by and in accordance with the Section 11 of the Series A Certificate of Designation and such failure continues for a period of nine (9) consecutive months, at the end of such nine-month period a Pequot Majority in Interest shall have the right, but not the obligation, to designate additional members to the Board from time to time as is necessary for the members of the Board designated by a Pequot Majority in Interest to constitute a majority of the members of the Board and the Shareholders hereby agree to vote to elect and reelect such additional members so designated by a Pequot Majority in Interest in accordance with and pursuant to the terms of this Section 2.1, provided, that this right to designate such additional members to the Board shall terminate at the time the Company has redeemed all of the shares of Series A Preferred Stock that it is obligated to redeem at such time in accordance with the Section 11 of the Series A Certificate of Designation; provided, further, that during any time that a Series B Majority in Interest has exercised their rights under Section 2.1(c) below, a Pequot Majority in Interest will not have the right to designate additional members to the Board.

(c) If the Company fails at any time, to redeem the Series B Preferred Stock as required by and in accordance with the Section 12 of the Series B Certificate of Designation and such failure continues for a period of nine (9) consecutive months, at the end of such nine-month period a Series B Majority in Interest shall have the right, but not the obligation, to designate additional members to the Board from time to time as is necessary for the members of the Board designated by the Investor Shareholders to constitute a majority of the members of the Board and the Shareholders hereby agree to vote to elect and reelect such additional members so designated by the Investor Shareholders in accordance with and pursuant to the terms of this Section 2.1, provided, that the right to designate such additional members to the Board shall terminate at the time the Company has redeemed all of the shares of Series B Preferred Stock that it is obligated to redeem at such time in accordance with the Section 12 of the Series B Certificate of Designation.

(d) If an Event of Default occurs and is continuing for a period of twelve (12) consecutive months after notice of such Event of Default by an Investor Shareholder, (i) a Series A Majority in Interest, if the Event of Default is only under the Series A Purchase Agreement and not under the Series B Purchase Agreement or (ii) a Series B Majority in Interest, if the Event of Default is under the Series B Purchase Agreement, shall have the right, but not the obligation, to designate additional members to the Board such that the members of the Board designated by the Investor Shareholders shall constitute a majority of the members of the Board and the Shareholders hereby agree to vote to elect and reelect such additional members so designated by the Investor Shareholders in accordance with and pursuant to the terms of this Section 2.1, provided, that the right to designate such additional members to the Board shall terminate effective upon the repayment of the principal and interest accrued under the Investor Notes in accordance with the terms thereof or a cure of the Event of Default in accordance with the terms of Section 6.1 of the Series A Purchase Agreement or Series B Purchase Agreement, as applicable.

(e) If any vacancy shall occur in the Board of the Company as a result of death, disability, resignation or any other termination of a director, the replacement for such vacating director shall be designated by the Person or Persons who, pursuant to paragraph (a), (b) or (c) above, originally designated such vacating director. Directors designated pursuant to Section 2 may be removed only in accordance with the bylaws of the Company then in effect or Delaware law.

(f) The Shareholders hereby agree that one of the five directors designated pursuant to Section 2.1(a)(iv) shall be the independent “financial expert” required on the audit committee of the Company by the Sarbanes-Oxley Act of 2002, as amended.

(g) The term of office of all directors of the Company shall be one (1) year. At each annual meeting of stockholders of the Company called in accordance with the bylaws of the Company, the stockholders shall elect directors in accordance with the bylaws of the Company and, when applicable, in accordance with this Agreement, each of whom shall hold office for a term of one (1) year or until his or her successor is elected and qualified.

(h) To the greatest extent permitted by applicable law and the rules and regulations of the American Stock Exchange, at least one of the directors designated by a Pequot Majority in Interest pursuant to Section 2.1(a)(ii) above shall be a member of any committee formed by the Board including, without limitation, the compensation committee and the audit committee.

(i) The Investor Shareholders, other than Pequot, shall have the right, so long as they own Securities, to designate up to two, but in no event more than one for any such Investor Shareholder, representative(s) who shall be entitled to attend each meeting of the Board or any committee thereof as a non-voting observer, whether such meeting is conducted in person or by teleconference and shall receive all communications and other materials provided to the Board, at the same time and in the same manner that such communications and other materials are provided to such members of the Board; provided that the Board, upon the advice of corporate legal counsel, may, in its sole discretion, exclude any such observer from any meeting or portion thereof or withhold information otherwise distributed to the members of the Board (including, without limitation, in order to protect the attorney-client privilege); provided, however, that such representative(s) shall only be permitted to attend meetings of and receive communications from the audit committee of the Board, whether any such meetings are conducted in person or by teleconference, if such attendance and receipt of communications is permitted by the applicable rules and regulations of the American Stock Exchange.

2.2. PROXY. EACH SHAREHOLDER HEREBY GRANTS TO THE COMPANY AN IRREVOCABLE PROXY, COUPLED WITH AN INTEREST, TO VOTE

ALL OF THE VOTING SECURITIES OWNED BY SUCH SHAREHOLDER OR OVER WHICH SUCH SHAREHOLDER HAS VOTING CONTROL TO THE EXTENT NECESSARY TO CARRY OUT THE PROVISIONS OF THIS SECTION 2, BUT ONLY IN THE EVENT OF AND TO THE EXTENT NECESSARY TO REMEDY ANY BREACH BY SUCH SHAREHOLDER OF HIS, HER OR ITS OBLIGATIONS UNDER THE VOTING AGREEMENT CONTAINED HEREIN.

2.3. Action by Shareholders; Voting Agreement. Each Shareholder further agrees that such Shareholder will not vote any Securities owned by such Shareholder or over which such Shareholder has voting control, or take any action by written consent, or take any other action as a stockholder of the Company, to circumvent the voting arrangements required by this Section 2. Each Shareholder hereby agrees to vote or cause to be voted or cause such Shareholder’s designees as directors to vote all Securities owned by such Shareholder or over which such Shareholder has voting control so as to comply with this Section 2. The provisions set forth herein constitute a voting agreement under Section 218(c) of the Delaware General Corporation Law, as amended, and, in connection therewith, the Shareholders expressly consent to the enforcement of this Section 2 by specific performance.

Section 3. MISCELLANEOUS.

3.1. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction to the greatest extent possible to carry out the intentions of the parties hereto.

3.2. Entire Agreement; No Third Party Beneficiaries. Each party hereby acknowledges that no other party or any other Person has made any promises, warranties, understandings or representations whatsoever, express or implied, not contained in this Agreement and acknowledges that it has not executed this Agreement in reliance upon any such promises, representations, understandings or warranties not contained herein and that this Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

3.3. Successors and Assigns. This Agreement will bind and inure to the benefit of and be enforceable by the Company and the Shareholders and their respective heirs, successors and assigns.

3.4. Counterparts; Facsimile Signatures. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement. Any signature page delivered by a fax machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto.

3.5. Remedies. The Shareholders will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Shareholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.

3.6. Notices. All notices and other communications required or permitted hereunder shall be in writing. Notices shall be delivered personally via recognized overnight courier (such as Federal Express, DHL or Airborne Express) or via certified or registered mail. Notices may be delivered via facsimile or e-mail, provided that by no later than two days thereafter such notice is confirmed in writing and sent via one of the methods described in the previous sentence. Notices to an Investor Shareholder shall be sent as provided in connection with notices to the Purchasers in the Series B Purchase Agreement. Notices to the Company shall be sent as provided in the Series B Purchase Agreement. Notices to a Principal Shareholder shall be sent to such address as set forth on the books and records of the Company, or at such other address or facsimile number as such Principal Shareholder shall have furnished in writing to the other parties hereto. All notices shall be effective upon receipt.

3.7. Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement will be effective against the Company or the Shareholders unless such modification, amendment or waiver is approved in writing by the Company, a Pequot Majority in Interest, a Series B Majority in Interest and a Principal Shareholder Majority in Interest. Any modification, amendment or waiver signed by the Company, a Pequot Majority in Interest, a Series B Majority in Interest and a Principal Shareholder Majority in Interest shall bind all of the parties hereto. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such nonbreaching or nondefaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

3.8. Termination. Notwithstanding any other provision of this Agreement, this Agreement may be terminated in a writing approved by the Company, a Pequot Majority in Interest and Series B Majority in Interest. This Agreement will terminate automatically upon the earliest to occur of (a) the completion of any voluntary or involuntary liquidation or dissolution of the Company, (b) the sale of all or substantially all of the Company’s assets or of a majority of the outstanding equity of the Company (determined on a fully diluted basis) to any Person that is not a party to this Agreement (whether pursuant to a merger, consolidation or otherwise) or (c) on the date that a Pequot Majority in Interest are no longer entitled to designate any directors pursuant to Section 2.1(a)(ii).

3.9. GOVERNING LAW. THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

3.10. Future Shareholders’ Rights; Transfers. The Company shall not issue (except in a Public Offering, or pursuant to exercise of stock options or warrants) any Common Stock or securities convertible into or exercisable for Common Stock unless (i) the Person receiving such Common Stock executes an Instrument of Accession, or (ii) the Company in good faith believes that at least nine (9) of its largest stockholders are already parties to this Agreement. Notwithstanding anything to the contrary in this section, parties agree that the total number of parties to this Agreement at any time (including parties who execute the Instrument of Accession) shall not exceed ten (10). Except as otherwise provided in this Section 3.9., no Shareholder shall Transfer any Securities other than to the Company or pursuant to a Public Sale unless the Person receiving Transfer of such Securities executes an Instrument of Accession.

3.11. Restrictive Legends. Stock certificates representing the Securities (except for the securities to be issued in connection with a Stock Purchase Agreement by and among the Company, Beta Analytics, Incorporated, Arthur A. Hutchins and Joseph H. Saul, dated as of the date hereof) shall be endorsed with the following legend:

THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH MAY PLACE CERTAIN RESTRICTIONS ON THE VOTING OF AND THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SECURITIES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS SECURITY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Voting Agreement on the day and year first above written.

ANALEX CORPORATION

By:	/s/ Sterling E. Phillips, Jr.

Name: Sterling E. Phillips, Jr.
Title: Chief Executive Officer

Signature Page to Stockholders’ Voting Agreement

INVESTOR SHAREHOLDERS:

By:

Signature Page to Stockholders’ Voting Agreement

INVESTOR SHAREHOLDERS:

By:

Signature Page to Stockholders’ Voting Agreement

INVESTOR SHAREHOLDERS:

PEQUOT PRIVATE EQUITY FUND III, L.P.

By:	Pequot Capital Management, Inc., Its Investment Manager

By:	/s/ Richard Joslin

Name: Richard Joslin
Title: Principal

PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P.

By:	Pequot Capital Management, Inc., Its Investment Manager

By:	/s/ Richard Joslin

Name: Richard Joslin
Title: Principal

Signature Page to Stockholders’ Voting Agreement

PRINCIPAL SHAREHOLDERS:

By:	J. Richard Knop

J. Richard Knop

Signature Page to Stockholders’ Voting Agreement

PRINCIPAL SHAREHOLDERS:

By:	/s/ C. W. Gilluly

C. W. Gilluly

Signature Page to Stockholders’ Voting Agreement

PRINCIPAL SHAREHOLDERS:

By:	/s/ Peter Belford, Sr.

Peter Belford, Sr.

Signature Page to Stockholders’ Voting Agreement

PRINCIPAL SHAREHOLDERS:

By:	/s/ Arthur A. Hutchins

Arthur A. Hutchins

Signature Page to Stockholders’ Voting Agreement

PRINCIPAL SHAREHOLDERS:

By:	/s/ Joseph H. Saul

Joseph H. Saul

Signature Page to Stockholders’ Voting Agreement

PRINCIPAL SHAREHOLDERS:

DRG IRREVOCABLE TRUST

By:	/s/ Chand N. Gupta

Chand N. Gupta, Trustee

Signature Page to Stockholders’ Voting Agreement

Schedule I

Form of Instrument of Accession

Instrument of Accession

Reference is made to that certain Amended and Restated Stockholders’ Voting Agreement dated as of May     , 2004, a copy of which is attached hereto (as amended and in effect from time to time, the “Stockholders Agreement”), among Analex Corporation (the “Company”), and the Shareholders (as defined therein).

The undersigned,                                              , in order to become the owner or holder of [identify Securities being Transferred] (the “Securities”) of the Company hereby agrees that by his execution hereof the undersigned is a Shareholder party to the Stockholders Agreement subject to all of the restrictions and conditions applicable to Shareholders set forth in such Stockholders’ Agreement, and all of the Securities purchased by the undersigned in connection herewith (and any and all debt and equity of the Company issued in respect thereof) are subject to all the restrictions and conditions applicable to such Securities as set forth in the Stockholders Agreement. This Instrument of Accession shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

Executed as of the date set forth below under the laws of the State of Delaware.

Signature:

Address:

Date:

Accepted:

ANALEX CORPORATION

By:

Date: